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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2001

EXCEL LEGACY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23503 (Commission File Number)	33-0781747 (I.R.S. Employer Identification No.)
17140 Bernardo Center Drive, Suite 300 San Diego, California (Address of Principal Executive Offices)		92128 (Zip Code)

(858) 675-9400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    This Current Report on Form 8-K is filed by Excel Legacy Corporation, a Delaware corporation ("Legacy"), in connection with the transactions described herein.

Item 5. Other Events.

    On July 30, 2001, Legacy and Price Enterprises, Inc. issued a joint press release announcing that Legacy will restate its financial results for the year ended December 31, 2000. The joint press release also announced the estimated second quarter earnings of the companies. A copy of the joint press release is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Joint Press Release, dated July 30, 2001, of Excel Legacy Corporation and Price Enterprises, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCEL LEGACY CORPORATION
Date: July 30, 2001	By:	/s/ James Y. Nakagawa
Name: James Y. Nakagawa Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release, dated July 30, 2001, of Excel Legacy Corporation and Price Enterprises, Inc.

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SIGNATURES
EXHIBIT INDEX